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                                                 UNITED STATES
                                      SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D.C. 20549

                                                   FORM 8-K

                                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported): December 18, 2006

                                             EDISON INTERNATIONAL
                            (Exact name of registrant as specified in its charter)

             CALIFORNIA                    001-9936                        95-4137452
    (State or other jurisdiction          (Commission                   (I.R.S. Employer
          of incorporation)              File Number)                  Identification No.)

                                           2244 Walnut Grove Avenue
                                                (P.O. Box 800)
                                          Rosemead, California 91770
                         (Address of principal executive offices, including zip code)

                                                 626-302-2222
                             (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On December 18, 2006, Edison International amended its Certificate of Determination of Preferences for its Series A Junior Participating Cumulative Preferred Stock to reduce the authorized number of shares to zero.  There are currently no outstanding shares of Series A Junior Participating Cumulative Preferred
Stock.  Edison International's shareholder rights plan expired on November 21, 2006.

                                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EDISON INTERNATIONAL
                                                        (Registrant)

                                               /s/ Linda G. Sullivan
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                                               Linda G. Sullivan
                                               Vice President and Controller

Date:  December 19, 2006